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                                                                   Exhibit 10.18

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                                    MORTGAGE

                                       By

                            STEPHEN J. COLE-HATCHARD

                                   In Favor of

                       IIG EQUITY OPPORTUNITIES FUND LTD.

                              Dated: April 3, 2003

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Record and Return to: Mitchell Nussbaum, Esq.
                      Loeb & Loeb LLP
                      345 Park Avenue
                      New York, New York 10154





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                                    MORTGAGE

     THIS MORTGAGE ("Mortgage"), made the 3 day of April, 2003 between STEPHEN
J. COLE-HATCHARD with a mailing address of 315 Route 210, Stony Point, New York 10980 ("Mortgagor") and IIG EQUITY OPPORTUNITIES FUND LTD., having offices at 1500 Broadway, 17th Floor, New York, New York 10036 ("Mortgagee"),

     WITNESSETH, that to secure the payment to the extent of Two Hundred and Seventy Five Thousand and 00/100 Dollars ($275,000) lawful money of the United States of America of all sums which may now or hereafter be owing by the Mortgagor to the Mortgagee pursuant to that certain Limited Guaranty dated as of the date hereof made by Mortgagor in favor of Mortgagee (as amended, restated, extended, modified, supplemented and substituted the "Guaranty") pursuant to which Mortgagor has guaranteed to Mortgagee the payment of all of the obligations and the indebtedness evidenced by a certain Term Loan and Security Agreement dated as of the date hereof among Frontline Communications Corporation, Proyecciones y Ventas Organizadas, S.A. de C.V. (collectively, "Borrowers") and Mortgagee (as such may hereafter be amended, restated, extended, modified or substituted for the "Loan Agreement") and which Guaranty is by this reference made a part hereof as said Guaranty may be amended, extended, renewed or substituted for, and any and all sums, amounts and expenses paid hereunder or thereunder by the Mortgagee according to the terms hereof and all other obligations and liabilities of the Mortgagor under this Mortgage and the Guaranty, together with all interest on the said indebtedness, obligations, liabilities, sums, amounts and expenses and any and all other obligations and liabilities now due and owing or which may hereafter be or become due and owing by the Mortgagor to the Mortgagee hereunder or under the Guaranty, provided, however, that the maximum principal sum secured by this Mortgage at execution or which under any contingency may be secured hereby at any time in the future shall not exceed the principal sum stated above and provided, further, that any payments made from time to time in reduction of the principal amount of the Obligations (as such term is defined in the Guaranty) shall be applied first in reduction of that portion of the Obligations in excess of the sum secured hereby, in such order as Mortgagee shall elect, it being the intention of the Mortgagor and the Mortgagee that the payments in reduction of the Obligations shall not reduce the sums secured hereby until such time as (a) the Obligations shall have been reduced to Two Hundred and Seventy Thousand and 00/100 Dollars ($275,000) or less and (b) the Mortgagee shall have no further obligation to make loans to Borrowers under the Loan Agreement, the Mortgagor hereby mortgages to the Mortgagee and grants to the Mortgagee a security interest in:

     All that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being at 56 Beach Road in the Town of Stony Point, County of Rockland and State of New York, bounded and described on Exhibit A attached hereto and made a part hereof, together with:

     All right, title and interest of the Mortgagor in and to the land lying in the streets and road in front of and adjoining said premises;

     All fixtures, chattels and articles of personal property now or hereafter attached to or used in connection with said premises, including but not limited to furnaces, boiler, oil burners,





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radiators and piping, coal stokers, plumbing and bathroom fixtures, refrigeration, air conditioning and sprinkler systems, wash tubs, sinks, gas and electric fixtures, stoves, ranges, awnings, screens, windows shades, elevators, motors, dynamos, refrigerators, kitchen cabinet, incinerators, plants and shrubbery and all other equipment and machinery, appliances, fittings, and fixtures of every kind in or used in the operation of the buildings standing on said premises, together with any and all replacements thereof and additions thereto; and

     All awards heretofore and hereafter made to the Mortgagor for taking by eminent domain the whole or any part of said premises or any easement therein, including any awards for changes of grade of streets, which said awards are hereby assigned to the Mortgagee, who is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the mortgage debt, notwithstanding the fact that the amount owing thereon may not then be due and payable; and the said Mortgagor hereby agrees, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning said awards to the Mortgagee, free, clear and discharged of any encumbrances of any kind or nature whatsoever.

     And the Mortgagor covenants with the Mortgagee as follows:

     1. That the Mortgagor will pay the indebtedness as hereinbefore provided.

     2. That the Mortgagor will keep the buildings on the premises insured against loss by fire for the benefit of the Mortgagee; that he will assign and, upon the request of the Mortgagee, deliver the policies to the Mortgagee; and that he will reimburse the Mortgagee for any premiums paid for insurance made by the Mortgagee on the Mortgagor's default in so insuring the buildings or in so assigning and delivering the policies.

     3. That no building on the premises shall be substantially altered, removed or demolished without the consent of the Mortgagee.

     4. That the whole of said principal sum and interest shall become due at the option of the Mortgagee upon the occurrence of any of the following events:

          (a) if Mortgagor shall default in the payment of any amounts payable by Mortgagor under the Guaranty; or

          (b) if Mortgagor shall default in the performance of any other obligation of Mortgagor hereunder.

     5. That the holder of this Mortgage, in any action to foreclose it, shall be entitled to the appointment of a receiver.

     6. That the Mortgagor will pay all taxes, assessments, sewer rents or water rates, and in default thereof, the Mortgagee may, but shall not have the obligation to, pay the same at the expense of Mortgagor.


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     7. That the Mortgagor within five (5) days upon request in person or within ten (10) days upon request by mail will furnish a written statement duly acknowledged of the amount due on this Mortgage and whether any offsets or defenses exist against the mortgage debt.

     8. That notice and demand or request may be in writing and may be served in person or by certified mail, return receipt requested.

     9. That the Mortgagor warrants the title to the premises.

     10. That the fire insurance policies required by paragraph No. 2 above shall contain the usual extended coverage endorsement; that in addition thereto the Mortgagor, within thirty days after notice and demand, will keep the premises insured against war risk and any other hazard that may reasonably be required by the Mortgagee. All of the provisions of paragraph No. 2 above relating to fire insurance and the provisions of Section 254 of the Real Property Law construing the same all apply to the additional insurance required by this paragraph.

     11. That in case of a foreclosure sale, said premises, or so much thereof as may be affected by this Mortgage, may be sold in one parcel.

     12. That if any action or proceeding be commenced (except an action to foreclose this Mortgage or to collect the debt secured thereby), to which action or proceeding the Mortgagee is made a party or in which it becomes necessary to defend or uphold the lien of this Mortgage, all sums paid by the Mortgagee for the expense of any litigation to prosecute or defend the rights and lien created by this Mortgage (including reasonable counsel fees), shall be paid by the Mortgagor, together with interest thereon at the rate of twelve per cent, per annum, and any such sum and the interest thereon shall be a lien on said premises, prior to any right, or title to, interest in or claim upon said premises attaching or accruing subsequent to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage. In any action or proceeding to foreclose this Mortgage, or to recover or collect the debt secured thereby, the provisions of law respecting the recovering of costs, disbursements and allowances shall prevail, unaffected by this covenant.

     13. That the Mortgagor hereby assigns to the Mortgagee the rents, issues and profits of the premises, and the Mortgagor grants to the Mortgagee the right to enter upon and take possession of the premises for the purpose of collecting the same and to let the premises or any part thereof, and to apply the rents, issues and profits, after payment of all necessary charges and expenses, on account of said indebtedness. This assignment and grant shall continue in effect until this Mortgage is paid. Until a default by the Mortgagor, the Mortgagee hereby waives the right to enter upon and take possession of said premises for the purpose of collecting said rents, issues and profits, and the Mortgagor shall be entitled to collect and receive said rents, issues and profits until default under any of the covenants, conditions or agreements contained in this Mortgage and agrees to use such rents, issues and profits in payment of principal and interest becoming due on this Mortgage and in payment of taxes, assessments, sewer rents, water rates and carrying charges becoming due against said premises, but such right of the Mortgagor may be revoked by the Mortgagee upon any default. The Mortgagor will not, without the written consent of the Mortgagee, receive or collect rent from any tenant of said premises or any part thereof for a period of more than one month in advance, and in the event of any default under this Mortgage will pay monthly in advance to the Mortgagee, or to any receiver appointed to


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collect said rents, issues and profits, the fair and reasonable rental value for the use and occupation of said premises or of such part thereof as may be in the possession of the Mortgagor, and upon default in any such payment will vacate and surrender the possession of said premises to the Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings.

     14. That the whole of said principal sum and the interest shall become due at the option of the Mortgagee: (a) after failure to exhibit to the Mortgagee, within thirty days after demand, receipts showing payment of all taxes, water rates, sewer rents and assessments; or (b) after the actual or threatened alteration, demolition or removal of any building on the premises without the written consent of the Mortgagee or if the Mortgagor shall further encumber the premises or any interest therein; or (c) after the assignment of the rents of the premises or any part thereof without the written consent of the Mortgagee; or (d) if the buildings on said premises are not maintained in reasonably good repair; or (e) after failure to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the premises within three months from the issuance thereof; or
(f) in the event of the removal, demolition or destruction in whole or in part of any of the fixtures, chattels or articles of personal property covered hereby unless the same are promptly replaced by similar fixtures, chattels and articles or personal property at least equal in quality and condition to those replaced, free from chattel mortgages or other encumbrances thereon and free from any reservation of title thereto; or (g) after thirty days' notice to the Mortgagor, in the event of the passage of any law deducting from the value of land for the purpose of taxation any lien thereon, or changing in any way the taxation of mortgages or debts secured thereby for state or local purposes; or (h) if all or any part of the premises or an interest therein is sold, conveyed or otherwise transferred by Mortgagor without Mortgagee's prior written consent; or (i) if the Mortgagor fails to keep, observe and perform any of the other covenants, conditions or agreements contained in this Mortgage and/or Lease.

     15. That the Mortgagor will, in compliance with Section 13 of the Lien Law, receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

     16. That the premise herein mortgaged is of a nature so that a security interest can be perfected under the Uniform Commercial Code, as in effect from time to time in the State of New York (the "UCC"), this instrument shall constitute a security agreement and Mortgagor authorizes Mortgagee to file any financing statements and to execute any other instruments that may be required for the perfection or renewal of such security interest under the UCC. A satisfaction of this Mortgage, when recorded, shall constitute a satisfaction of any financing statement filed in connection with this instrument, or renewal thereof.

     17. This Mortgage may not be changed or terminated orally. The covenants contained in this Mortgage shall run with the land and bind the Mortgagor, successors and assigns of the Mortgagor and all subsequent owners, encumbrancers, tenants and subtenants of the premises, and shall inure to the benefit of the Mortgagee, the personal representatives, successors and assigns of the Mortgagee and all subsequent holders of this Mortgage. The word


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"Mortgagor" shall be construed as if it read "Mortgagors" and the word
"Mortgagee" shall be construed as if it read " Mortgagees" whenever the sense of this Mortgage so requires.

     18. The Mortgagor, for himself and his successors and assigns, waives trial by jury and the right thereto in any action or proceeding of any kind arising on, out of, or by reason of, or relating in any way to the Guaranty or this Mortgage.

     19. If any default shall occur hereunder or any sums due under the Guaranty not be paid in full when due, then (1) beginning on the date of such default, interest shall continue to be computed and shall be paid by the Mortgagor at the default rate provided by the Guaranty; and (2) if the Mortgagee or its successors or assigns retains attorneys to sue under the Guaranty or to foreclose this Mortgage; or one or more of the foregoing, the Mortgagor shall pay the reasonable fees of Mortgagee's attorneys and all disbursements incurred by them. This Mortgage shall also secure the full payment of any such interest, reasonable attorneys' fees and disbursements which may become payable; and the amount thereof shall be a lien upon the Premises, in the same manner and with the same force as if that interest and those fees and disbursements were part of the original principal sum secured by this Mortgage. Such interest, fees and disbursements shall be payable by Mortgagor in addition to any court costs or allowances to which the Mortgagee or its successors or assigns may be entitled.

     20. The failure of the Mortgagee to seek redress for any default under this Mortgage, or to insist upon the strict performance of any covenant or condition of this Mortgage shall not prevent any subsequent act or omission of the Mortgagor which constitutes a default from having all the force and effect of a default. The receipt by the Mortgagee of any payment, with knowledge of the violation or default of any covenant or condition of this Mortgage, shall not be deemed a waiver of such violation or default, nor shall the Mortgagee's acceptance of any payment after the expiration of any grace period relating thereto be deemed to estop the Mortgagee from exercising its rights with respect to any default arising hereafter out of any other late payment. No provision of this Mortgage shall be deemed to have been waived by the Mortgagee unless the waiver is in writing and signed by the Mortgagee.

     21. No delay or omission by the Mortgagee in exercising any right, power or remedy accruing under this Mortgage shall be or be deemed to be a waiver of any default, or acquiescence thereto. A waiver of any default in any one or more instances shall not be deemed a waiver, in any manner or to any extent, of any subsequent default.

     22. The Mortgagor shall pay any and all mortgage recording taxes in connection with the recording of this Mortgage.

     23. The Mortgagor shall do, execute, acknowledge and deliver, at the sole cost and expense of the Mortgagor, all and every such further acts, deeds, conveyances, mortgages, assignments, estoppel certificates, notices of assignment, transfers and assurances as the Mortgagee or its counsel may require from time to time in order to better assure, convey, grant, assign, transfer and confirm unto the Mortgagee, the rights now or hereafter intended to be granted to the Mortgagee under this Mortgage, any other instrument executed in connection with this Mortgage or any other instrument under which the Mortgagor may be or may hereafter


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become bound to convey, mortgage or assign to the Mortgagee for carrying out the intention of facilitating the performance of the terms of this Mortgage.

           [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK.]


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     IN WITNESS WHEREOF, this Mortgage has been duly executed by the Mortgagor.

                                                        MORTGAGOR:

                                                        /s/
                                                        ------------------------
                                                        STEPHEN J. COLE-HATCHARD

State of New York          )
                           )  ss.:
County of ______           )

     On the ___ day of April in the year two thousand and three, before me, the undersigned, personally appeared Stephen J. Cole-Hatchard, personally known to me or proved to me on the basis of satisfactory evidence to the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted executed the instrument.


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Notary Public